Exhibit 99.6

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED ________, 202__ (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT, BY CALLING (212) 269-5550 (BANKERS AND BROKERS) OR (800) 549-6864 (ALL OTHERS TOLL-FREE) OR BY EMAIL AT CTSO@DFKING.COM.

CYTOSORBENTS CORPORATION

BENEFICIAL OWNER ELECTION FORM

I (We), the beneficial owner(s) of shares of common stock, par value $0.001 per share, of CytoSorbents Corporation, a Delaware corporation, acknowledge receipt of your letter, the prospectus dated _________, 2024 (the “Prospectus”), and the other enclosed materials relating to the offering of non-transferable subscription right warrants (the “Subscription Rights”) to purchase units (a “Unit”) of securities at a subscription price equal to $____ per Unit (the “Unit Subscription Price”).

In this form, I (we) instruct you whether to exercise Subscription Rights to purchase Units and/or whether to exercise the Right Warrants to purchase shares of common stock, pursuant to the terms and subject to the conditions set forth in the Prospectus and the related “Form of Instructions as to use of CytoSorbents Corporation Non-Transferable Subscription Right Warrant Certificates” and “Form of Instructions as to use of CytoSorbents Corporation Transferable Right Warrant Certificates.” Each Unit consists of one share of common stock, one Series A Right Warrant to purchase one share of common stock (“Series A Right Warrants”), one Series B Right Warrant to purchase one share of common stock (“Series B Right Warrants” and, collectively, with the Series A Right Warrants, the “Right Warrants”). The Right Warrants are exercisable commencing on their date of issuance at an exercise price equal to (i) in the case of the Series A Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the 5-trading days prior to the expiration date of the Series A Right Warrants, rounded down to the nearest whole cent but (x) not lower than $1.00 and (y) not higher than $2.00, which is 45 days following the closing date of the subscription offering, (ii) in the case of the Series B Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the 5-trading days prior to the expiration date of the Series B Right Warrants, rounded down to the nearest whole cent but (x) not lower than $2.00 and (y) not higher than $4.00, which is 90 days following the closing date of the subscription offering.

The share of common stock and Right Warrants comprising the Units will separate upon the closing of the offering and will be issued separately; however, they may only be purchased as a Unit and the Unit will not trade as a separate security.

SUBSCRIPTION RIGHTS

I (We) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1.	☐	Please DO NOT EXERCISE SUBSCRIPTION RIGHTS for Units. If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank or your other nominee that holds your shares.

Box 2.	☐	Please EXERCISE SUBSCRIPTION RIGHTS for Units as set forth below.
If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

The number of Subscription Rights for which the undersigned gives instructions for exercise under the subscription privilege should not exceed the number of Subscription Rights that the undersigned is entitled to exercise.

	Number of Rights		Unit Subscription Price		Payment
Basic right:	$________	x	$________	=	$ (Line 1)
Oversubscription Right:	$________	x	$________	=	$ (Line 2)
Total Payment Required:	$________		$________		$ (Sum of Lines 1 and 2)

Box 3.	☐	Payment in the following amount is enclosed: $________.

Box 4.	☐	Please deduct payment of $_______ from the following account maintained by you: The total of Box 3 and 4, together, must equal the sum of lines 1 and 2 from Box 2 above.

Type of Account: __________________ Account No.: __________________

RIGHT WARRANTS

I (We) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1.	☐	Please DO NOT EXERCISE RIGHT WARRANTS for shares of common stock.
If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank or your other nominee that holds your shares.

Box 2.	☐	Please EXERCISE RIGHT WARRANTS for shares of common stock as set forth below.
If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

	Number of Rights Exercised		Exercise Price		Payment
Series A Right	________	x	$________	=	$ (Line 1)
Series B Right	________	x	$________	=	$ (Line 2)

Box 3.	☐	Payment in the following amount is enclosed: $________

Box 4.	☐	Please deduct payment of $_______ from the following account maintained by you: The total of Box 3 and 4, together, must equal the sum of lines 1, 2 and 3 from Box 2 above.

Type of Account: __________________ Account No.: __________________

I (We) on my (our) behalf, or on behalf of any other person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

•	irrevocably elect to (i) purchase the number of Units and (ii) exercise the Right Warrants indicated above upon the terms and conditions specified in the Prospectus;

•	agree that if I (we) fail to pay for the Units or exercise of the applicable Rights Warrant, I (we) have elected to purchase or exercise, you may exercise any remedies available to you under law.

Name of beneficial owner(s):

Signature of beneficial owner(s):

Date:

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including Zip Code):

Telephone Number:

PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS. You may want to check this address with your broker.

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